UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

April 17, 2009

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071
(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On April 17, 2009, BreitBurn Energy Partners L.P. (“BreitBurn” or the “Partnership”) issued a press release announcing the borrowing base under its credit facility had been redetermined at $760 million, the temporary suspension of distributions to unitholders and its full year guidance for 2009.

A copy of the press release is furnished and attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Partnership specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On April 17, 2009, BreitBurn announced that its borrowing base under its credit facility was redetermined at $760 million.  The credit facility restricts the Partnership’s ability to make distributions to its unitholders, if the aggregated letters of credit and outstanding loan amounts exceed 90 percent of the borrowing base.   With this redetermination of the borrowing base, BreitBurn will be restricted under its credit facility from making distributions to unitholders, because its current borrowings of $717 million exceed 90 percent of the reset borrowing base.  The Partnership is currently in compliance with the financial and other covenants in its credit facility but will continue to be restricted from making distributions until outstanding debt is reduced below 90 percent of the borrowing base.  Unitholders will be required to pay federal income taxes and, in some cases, state and local income taxes on their allocable share of the Partnership’s taxable income, whether or not they receive cash distributions from the Partnership.  Thus, unless the Partnership resumes sufficient cash distributions to unitholders during this year, unitholders may not receive cash distributions from BreitBurn equal to their share of the Partnership’s taxable income or even equal to the actual tax liability that results from their share of the Partnership’s taxable income.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits.

    99.1                 Press Release of BreitBurn Energy Partners L.P. dated April 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BreitBurn GP, LLC,
its general partner

Date: April 17, 2009	By:	/s/ James G. Jackson
James G. Jackson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of BreitBurn Energy Partners L.P. dated April 17, 2009.